EXHIBIT 10.102


October 18, 1993


Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

     Re: Josephine Chaus Subordinated Note with Payments Due November 3, 1994 and 1995 with principal amount of $7,365,000

Ladies and Gentlemen:

Reference is hereby made to the Subordinated Promissory Note (the "Note"), dated June 30, 1986, and subsequently amended in letters dated June 15, 1988, May 17, 1990, February 21, 1991, July 31, 1991, October 30, 1992 and September 9, 1993, of Bernard Chaus, Inc. (the "Company") in the principal amount of Seven Million Three Hundred and Sixty-Five Thousand Dollars ($7,365,000) held by me.

This letter confirms our agreement that the entire principal amount of the Note shall become due and payable on July 1, 1995. The outstanding principal amount of the Note shall bear interest at the rate of 12% per annum from and after the date hereof, such interest to be payable at the end of each quarter (March 31, June 30, September 30 and December 31) and paid within forty-five (45) days after the end of each quarter, unless the Company's covenants with other financing lenders restrict such payment, in which case only the permissible amount will be paid. The unpaid amount shall be converted into a promissory note which shall bear interest at the rate of 10% per annum and shall be payable on July 1, 1994. Except as expressly modified herein, all of the provisions, term and conditions contained in the Note shall remain in full force and effect.

If this letter accurately reflects your understanding of our agreement, please execute two copies of the letter and return them to the undersigned. Upon receipt thereof, such copies of this letter will be attached to the Note and will constitute a seventh amendment thereto. This agreement shall be governed by the laws of the State of New York.

Very truly yours,


Josephine Chaus


Accepted and Agreed, effective as of the 18th day of October, 1993.

For: BERNARD CHAUS, INC.


By:____________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary


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October 18, 1993


Board of Directors
Bernard Chaus, Inc.
1410 Broadway
New York, New York  10018

     Re: Estate of Bernard Chaus Subordinated Note with Payments Due November 3, 1994 and 1995 with principal amount of $7,365,000


Ladies and Gentlemen:

Reference is hereby made to the Subordinated Promissory Note (the "Note"), dated June 30, 1986, and subsequently amended in letters dated June 15, 1988, May 17, 1990, February 21, 1991, July 31, 1991, October 30, 1992 and September 9, 1993, of Bernard Chaus, Inc. (the "Company") in the principal amount of Seven Million Three Hundred and Sixty-Five Thousand Dollars ($7,365,000) held by the Estate of Bernard Chaus.

This letter confirms our agreement that the entire principal amount of the Note shall become due and payable on July 1, 1995. The outstanding principal amount of the Note shall bear interest at the rate of 12% per annum from and after the date hereof, such interest to be payable at the end of each quarter (March 31, June 30, September 30 and December 31) and paid within forty-five (45) days after the end of each quarter, unless the Company's covenants with other financing lenders restrict such payment, in which case only the permissible amount will be paid. The unpaid amount shall be converted into a promissory note which shall bear interest at the rate of 10% per annum and shall be payable on July 1, 1994. Except as expressly modified herein, all of the provisions, term and conditions contained in the Note shall remain in full force and effect.

If this letter accurately reflects your understanding of our agreement, please execute two copies of the letter and return them to the undersigned. Upon receipt thereof, such copies of this letter will be attached to the Note and will constitute a seventh amendment thereto.

This agreement shall be governed by the laws of the State of New York.

Very truly yours,


_______________________________         ______________________________
Josephine Chaus, Executrix                   Daniel Rosenbloom, Executor
Estate of Bernard Chaus                 Estate of Bernard Chaus


Accepted and Agreed, effective as of the 18th day of October, 1993.

For: BERNARD CHAUS, INC.


By:____________________________
   Anthony M. Pisano
   Executive Vice President -
   Finance and Administration,
   Chief Financial Officer and
   Corporate Secretary